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                                                                      EXHIBIT 21


              SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

Subsidiaries of Sonoco Products Company, pursuant to Item 601(21) of Regulation S-K, as of December 31, 2001 are:

      1. Paper Stock Dealers, Inc., 100%-owned domestic subsidiary, incorporated in the State of North Carolina.

      2. Sonoco-Crellin Holdings, Inc., 100%-owned domestic subsidiary, incorporated in the State of Delaware.

            a. Sonoco-Crellin International, Inc., 100%-owned domestic subsidiary, incorporated in the State of Delaware, holder of securities in:

                  1. Sonoco-Crellin, Inc., 100%-owned domestic subsidiary, incorporated in the State of New York.

                        a.    Crellin Europe B.V., 100%-owned Dutch subsidiary.

                              1.    Crellin B.V., 100%-owned Dutch subsidiary.

                  2. Sebro Plastics, Inc., 100%-owned domestic subsidiary, incorporated in the State of Michigan.

                        a. Convex Mold, Inc., 100%-owned domestic subsidiary, incorporated in the State of Michigan.

                  3. Injecto Mold, 100%-owned domestic subsidiary, incorporated in the State of Illinois.

      3. SPC Management, Inc., 100%-owned domestic subsidiary, incorporated in the State of Delaware.

            a. SPC Capital Management, Inc., 100%-owned domestic subsidiary, incorporated in the State of Delaware.

                  1. Sonoco Machinery Inc., 100%-owned domestic subsidiary, incorporated in the State of Delaware.

                        a.    Harlands France SARL, 100%-owned French
                              subsidiary.

            b. SPC Resources, Inc., 100%-owned domestic subsidiary, incorporated in the State of Delaware.
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                                                                      EXHIBIT 21


              SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT, CONTINUED

            c. Sonoco International, Inc., 100%-owned domestic subsidiary, incorporated in the State of Delaware, holder of securities in:

                  1.    Kemkin Holdings, Ltd., 100%-owned Gibraltar subsidiary.

                  2. Sonoco Luxembourg SARL, 100%-owned Luxembourg subsidiary.

                        a. Sonoco Netherlands Holding II BV, 100%-owned Dutch subsidiary.

                              1.    Sonoco Limited, 100%-owned Canadian
                                    subsidiary.

                        b. Sonoco International Holdings GmbH, 100%-owned Swiss subsidiary.

                              1.    NRO Sonoco, Inc., 100%-owned Canadian
                                    subsidiary.

                              2.    Sonoco Europe S.A., 100%-owned Belgium
                                    subsidiary.

                        c. Sonoco Netherlands Holdings I BV, 100%-owned Dutch subsidiary.

                              1.    Sonoco Norge AS, 100%-owned Norwegian
                                    subsidiary.

                              2. Sonoco Ambalaj San ve Tic. AS, 100%-owned Turkish subsidiary.

                        d. Sonoco Deutschland Holdings GmbH, 100%-owned German subsidiary.

                              1. Sonoco Deutschland GmbH, 100%-owned German subsidiary.

                              2. Sonoco Plastics GmbH, 100%-owned German subsidiary.

                              3.    Sonoco IPD GmbH, 100%-owned German
                                    subsidiary.

                                    a.    Sonoco OPV Hulsen GmbH, 100%-owned
                                          German partnership.

                              4.    Sonoco Caprex AG, 72%-owned Swiss
                                    subsidiary.

                              5.    Sonoco CPD GmbH, 100%-owned German
                                    subsidiary.
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                                                                      EXHIBIT 21


              SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT, CONTINUED

                              6. ING. Klaus Burk GmbH, 100% owned German subsidiary.

                        e.    Sonoco SARL, 100%-owned French subsidiary.

                              1. Sonoco Holding France, 100%-owned French subsidiary.

                                    a.    Sonoco L'homme S.A., 100%-owned French
                                          subsidiary.

                                          1.    Sonoco Eurocore, S.A.,
                                                100%-owned Belgian subsidiary.

                                          2.    Sonoco Paper France S.A., 100%
                                                owned French subsidiary.

                                          3.    Sonoco IPD France SA., 100%
                                                owned French subsidiary.

                                    b.    Sonoco Consumer Products S.A.,
                                          99%-owned French subsidiary.

                        f. Sonoco Netherlands Holding III BV, 100%-owned Dutch subsidiary.

                              1. Grupo Sonoco SA de CV, 100%-owned Mexican subsidiary.

                                    a.    Sonoco de Mexico S.A. de C.V.,
                                          100%-owned Mexican subsidiary.

                                    b.    Manufacuras Sonoco S.A. de C.V.,
                                         100%-owned Mexican subsidiary

                  3. Sonoco Luxembourg (No. 2) SARL, 100%-owned Luxembourg subsidiary.

                        a.    Sonoco Holdings (UK), Ltd., 100%-owned U.K.
                              subsidiary.

                              1.    Sonoco Milnrow, 100%-owned U.K. subsidiary.

                                    a.    Sonoco Products Co. UK Unlimited,
                                          100%-owned U.K. subsidiary.

                                          1.    Sonoco Ltd. (UK), 100%-owned
                                                U.K. subsidiary.

                                                                      EXHIBIT 21


              SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT, CONTINUED

                                                a.    Friarsgate Studio Limited,
                                                      100%-owned U.K.
                                                      subsidiary.

                              4.    Beteiligungen Sonoco Deutschland GmbH,
                                    100%-owned Germany subsidiary.

                              5. Sonoco Deutschland Vermogensverwaltungs GmbH & Co. KG, 100%-owned Germany subsidiary.

                              6.    Sonoco Asia, L.L.C., 76%-owned limited
                                    liability company.

                                    a.    Sonoco Singapore Pte, Ltd., 100%-owned
                                          Singapore subsidiary.

                                          1.    Sonoco Holdings SDN BHD,
                                                100%-owned Malaysian subsidiary.

                                          2.    Sonoco Malaysia, 51%-owned
                                                Malaysian subsidiary.

                                    b.    Sonoco Taiwan Limited, 100%-owned
                                          Republic of China subsidiary.

                                    c.    Sonoco Thailand Ltd., 70%-owned Thai
                                          subsidiary.

                                    d.    Sonoco Hongwen, L.L.C., 80%-owned
                                          limited liability company.

                                    e.    Sonoco Products Malaysia, SDN BHD,
                                          100%-owned Malaysian subsidiary.

                              7. Sonoco Asia Management Company, L.L.C., 71%-owned limited liability company.

                              8. Sonoco Australia Pty., Ltd., 100%-owned Australian subsidiary.

                              9. Sonoco New Zealand, 100%-owned New Zealand subsidiary.

                             10. Sonoco Participacoes Ltda., 100%-owned Brazilian subsidiary.

                                    a.    Sonoco For-Plas do Brazil Ltda.,
                                          51%-owned Brazilian subsidiary.

                             11. Inversiones Sonoco do Chile Ltda, 100%-owned Chilean subsidiary.

                                    a.    Sonoco do Chile, 70%-owned Chilean
                                          subsidiary.

                  4.    Sonoco do Brazil Ltda., 100%-owned Brazilian subsidiary.
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                                                                      EXHIBIT 21


              SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT, CONTINUED

            5. Southern Plug & Manufacturing Co., Inc., 100%-owned domestic subsidiary, incorporated in the state of Louisiana.

            6. Sonoco "SPG", Inc., 100%-owned domestic subsidiary, incorporated in the state of Wisconsin.

            7. Sonoco Flexible Packaging Company, Inc., 100%-owned domestic subsidiary incorporated in the state of South Carolina.

            8. Sonoco Paperboard Group, L.L.C., 100%-owned limited liability company.

            9. Sonoco Development, Inc., 100%-owned domestic subsidiary incorporated in the state of South Carolina.

            10. Georgia Paper Tube, Inc., 100%-owned domestic subsidiary incorporated in the state of Georgia.

            11. Sonoco Hutchinson LLC, 100%-owned domestic subsidiary incorporated in the state of South Carolina.

            12. Hayes Manufacturing Group, Inc., 100%-owned domestic subsidiary incorporated in the state of Wisconsin.

            13. Phoenix Packaging Corporation, 100%-owned domestic subsidiary incorporated in the state of Ohio.

            14. Sonoco U.S. Mills, Inc., 100%-owned domestic subsidiary incorporated in the state of Wisconsin.